GUSTAVSON ASSOCIATES
GEOLOGISTS · ENGINEERS · ECONOMISTS · APPRAISERS

March 24, 2014

Mr. Paul Laird
Natural Resources Group, Inc.
1789 West Littleton Boulevard
Littleton, CO 80120

Subject: Reserve Estimate and Financial Forecast as to Natural Resources Group's Net Interests in the Garcia Field, Las Animas County, Colorado as of October 31, 2013

Dear Paul:

As you requested, Gustavson Associates has conducted an independent reserve evaluation and estimated the future revenue attributable as to Natural Resources Group's net interest in future gas and natural gas liquids (NGL) production associated with the leases in the Garcia Field, Las Animas County, Colorado. Reserves have been estimated based on a probabilistic analysis of the gas reserves based on a volumetric calculation, combined with analysis of the production data from the producing wells. Uncertainties were considered in productive field area, net pay, porosity, water saturation, and recovery factor. Estimates and projections have been made as of October 31, 2013. Reserves have been estimated in accordance with the United States Securities and Exchange Commission (SEC) definitions and guidelines, for filing with the SEC.

Although at the effective date four wells were producing, with NGLs being stripped and the gas reinjected, the forecast of this production stream into the future cannot be considered as Proved Developed Producing reserves (PDP), because our analysis indicates that the operations were not economic. After the drilling of additional wells and installation of a gas pipeline to allow sales of the residue gas, these wells are expected to be economic. Therefore, the reserves associated with the currently producing wells are considered to be Proved Undeveloped (PUD).

It is uncertain exactly how much gas is currently being produced, processed, and reinjected because this gas is not metered at this time. Gas rates were assumed based on known gas composition and known volumes of NGLs extracted and sold. A 5% per year decline was assumed for the forecast in this report. In addition, PUD reserves have been assigned to the current injection well, and to 25 additional locations planned to be drilled by Natural Resources Group, offset to currently producing wells or twinning or adjacent to older abandoned wells with reported well test data supporting commercial rates under current market conditions. Probable and Possible reserves have been assigned to the currently producing wells, to the PUD well

locations, and to additional locations, based on a probabilistic volumetric calculation. The Proved plus Probable (2P) and Proved plus Probable plus Possible (3P) scenarios also include production from the current gas injection well after the construction of the gas pipeline. Producing and past producing well locations as well as undeveloped locations are shown on Figure 1. Initial rates for undeveloped wells were based on analysis of test data reported for original wells.

The estimated net reserves volumes and associated net cash flow estimates are summarized below.

Summary of Net Reserves and Projected Before Tax Cash Flow

Reserves Category	Number of Total Wells	Number of Wells Drilled	Net Gas Reserves, MMCF	Net NGL Reserves, Mgal	Net Present Value, thousands of US$ Discounted at		
					0%	10%	15%
Flat Pricing							
Proved Undeveloped	30	25	602	4,678	1,032	-86	-405
Probable	1	1	557	4,275	4,874	2,459	1,826
Proved + Probable	31	26	1,159	8,953	5,905	2,372	1,421
Possible	7	7	738	5,668	6,058	2,410	1,610
Proved + Probable + Possible	38	33	1,897	14,621	11,963	4,782	3,031
Forecast Pricing							
Proved Undeveloped	30	25	602	4,678	2,182	566	101
Probable	1	1	557	4,275	7,252	3,497	2,544
Proved + Probable	31	26	1,159	8,953	9,434	4,063	2,645
Possible	7	7	738	5,668	10,240	3,868	2,528
Proved + Probable + Possible	38	33	1,897	14,621	19,674	7,931	5,173

Drilling was assumed to begin with one well each in April and May 2014, with expected drilling and completion costs of $85M per well. An eight-well drilling program is planned for September 2014. A hiatus of five months is assumed before beginning a continuous drilling program for the remainder of the locations. It is expected to require only three days to drill and complete each well to a depth of about 1,500 feet. The development scenario was based on discussions with NRG. Operating costs (well operating costs and gas plant and compression rental costs) and capital costs (well drilling and completion costs and pipeline construction and hookup costs) were also provided by NRG and appear to be reasonable. Other assumptions are detailed in Table 1 below.


33S 63W
33S 62W
33S 61W
34S 62W
34S 61W
Legend
Lease Area
PUD Location
Probable Location
Possible Location
Year Completed
Pre-1960
Post-1960
Well Status
Abandoned
Dry
Gas
Injection
Permitted Location
Producing Gas
Shut In

Figure 1 Field Map Showing Wells and Undeveloped Locations
(Note that the undeveloped locations shown are approximate. Locations labeled as PUD are currently considered Probable due to economic conditions.)

Table 1 Economic Assumptions

As of date	10/31/2013
WI	100.00%
Royalty Burden on 8/8ths	18.75%
NRI	81.25%
Production tax rate	4.00%
Per Well Drilling & Compl Costs, M$	85.0
Total Pilot Wells	10
Other Wells	29
Liquid Storage Tank, M$	0.0
Pipeline Cost, M$	1,300.0
Number of Wells producing before pipeline	20
Gas Sales Start	Mar-15
Lease for Plant and Compressors, M$/mo	8.0
Four-well Operating Costs, $/mo	4,250
Additional Operating Costs, $/well/mo	100
BTU Content Sales Gas, MMBTU/MCF	1.176
NGL Yield, gals/MCF	4.11
NGL transportation & handling fee, $/gal	0.000
NGL processing fee, %	0.0%
Percent Produced Gas Sold (after shrinkage/fuel)	53.5%
Cost Escalation*	2.0%

**In forecast pricing case only, until end of futures strip.*

Two pricing cases were evaluated. For the flat pricing case, prices are to be based on the average of the prices from the first day of each of the 12 months previous to the effective date. However, because only NGLs have been sold to date from the Garcia Field and the sales have not occurred in each month, these average prices must be estimated. The flat NGL prices were based on the average NGL prices actually received over the past year of revenue statements (after deduction of fees), divided by the average Henry Hub spot price for the same months with NGL sales, multiplied by the average of the Henry Hub prices from the first day of each of the previous 12 months. Flat natural gas prices were based on the average of the Henry Hub prices from the first day of each of the previous 12 months, adjusted by an estimated average differential between Henry Hub and Colorado gas pricing of -0.19 $/MMBTU, adjusted for the estimated BTU content of the residue gas. For the forecast pricing case, a forecast for wellhead gas was prepared based on the NYMEX futures strips for two weeks prior to the effective date for Henry Hub less the futures strip for the Colorado Interstate Gas (CIG) differential, adjusted for the expected BTU content of the residue gas. NGL pricing for the forecast case was based on the ratio of historical NGL prices to Henry Hub spot prices applied to the Henry Hub forecast. Prices were held constant after the end of the futures strip data.

We have reviewed geologic maps and cross-sections provided by NRG, older well initial potential data, and published reports about the field in forming our opinion of reserves. A summary cash flow for each category is included in Tables 2 through 7.

Limiting Conditions and Disclaimers

The accuracy of any reserve report or resource evaluation is a function of available data and of engineering and geologic interpretation and judgment. While the evaluation presented herein is believed to be reasonable, it should be viewed with the understanding that subsequent reservoir performance or changes in pricing structure, market demand, or other economic parameters may justify its revision.

Gustavson Associates, LLC, holds neither direct nor indirect financial interest in the subject property, the company operating the subject acreage, or in any other affiliated companies.

All data and work files utilized in the preparation of this report are available for examination in our offices. Please contact us if we can be of assistance. We appreciate the opportunity to be of service and look forward to further serving Natural Resources Group.

Sincerely,

GUSTAVSON ASSOCIATES, LLC.

Letha C. Lencioni, P.E.
Vice-President, Petroleum Engineering
Registered Professional Engineer, State of Colorado, # 29506

Table 2 Summary Cash Flow Forecast, Proved Undeveloped Reserves, Flat Prices

GARCIA FIELD DEVELOPMENT PROJECT
LAS ANIMAS COUNTY, COLORADO
TO THE INTERESTS OF NATURAL RESOURCES GROUP
PROVED UNDEVELOPED

DATE: 03/24/14
TIME: 16:19:36
FILE: WORK

RESERVES AND ECONOMICS
AS OF October 31, 2013

-END-	--GROSS PRODUCTION--		GROSS SALES	---NET SALES---		WELLHEAD --PRICES--			-----OPERATIONS, M$-----					10.00 PCT
MO-YR	NGLs, Mgals	GAS, MMCF	GAS, MMCF	NGLs, Mgals	GAS, MMCF	NGL $/gal	GAS $/M	AVG. WELL COUNT	NET OPER REVENUES	SEV+ADV TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	CUM. DISC BTAX, M$
10-14	169.690	41.317	0.000	137.873	0.000	0.81	4.05	4.0	112.207	4.488	146.588	850.000	-888.870	-840.813
10-15	662.299	161.261	99.223	538.118	80.619	0.81	4.05	7.5	764.159	30.566	150.708	2,575.000	-1,992.116	-2,540.601
10-16	871.272	212.143	113.497	707.909	92.216	0.81	4.05	26.2	949.269	37.971	173.108	0.000	738.190	-1,967.996
10-17	860.708	209.571	112.121	699.326	91.098	0.81	4.05	30.0	937.759	37.510	177.708	0.000	722.541	-1,458.480
10-18	826.928	201.346	107.720	671.879	87.523	0.81	4.05	30.0	900.955	36.038	177.708	0.000	687.209	-1,017.934
10-19	760.395	185.146	99.053	617.821	80.481	0.81	4.05	30.0	828.466	33.139	177.708	0.000	617.619	-657.994
10-20	671.756	163.564	87.507	545.802	71.099	0.81	4.05	30.0	731.892	29.276	177.708	0.000	524.908	-379.895
10-21	630.370	153.487	82.115	512.176	66.719	0.81	4.05	30.0	686.801	27.472	177.708	0.000	481.621	-147.926
10-22	304.245	74.080	39.633	247.199	32.202	0.81	4.05	30.0	331.481	13.259	177.708	0.000	140.514	-86.401
10-23	0.000	0.000	0.000	0.000	0.000	0.81	4.05	30.0	0.000	0.000	0.000	0.000	0.000	-86.401
10-24	0.000	0.000	0.000	0.000	0.000	0.81	4.05	30.0	0.000	0.000	0.000	0.000	0.000	-86.401
10-25	0.000	0.000	0.000	0.000	0.000	0.81	4.05	30.0	0.000	0.000	0.000	0.000	0.000	-86.401
10-26	0.000	0.000	0.000	0.000	0.000	0.81	4.05	30.0	0.000	0.000	0.000	0.000	0.000	-86.401
10-27	0.000	0.000	0.000	0.000	0.000	0.81	4.05	30.0	0.000	0.000	0.000	0.000	0.000	-86.401
10-28	0.000	0.000	0.000	0.000	0.000	0.81	4.05	30.0	0.000	0.000	0.000	0.000	0.000	-86.401
10-29	0.000	0.000	0.000	0.000	0.000	0.81	4.05	30.0	0.000	0.000	0.000	0.000	0.000	-86.401
10-30	0.000	0.000	0.000	0.000	0.000	0.81	4.05	30.0	0.000	0.000	0.000	0.000	0.000	-86.401
10-31	0.000	0.000	0.000	0.000	0.000	0.81	4.05	30.0	0.000	0.000	0.000	0.000	0.000	-86.401
10-32	0.000	0.000	0.000	0.000	0.000	0.81	4.05	30.0	0.000	0.000	0.000	0.000	0.000	-86.401
10-33	0.000	0.000	0.000	0.000	0.000	0.81	4.05	30.0	0.000	0.000	0.000	0.000	0.000	-86.401
S TOT	5,757.666	1,401.915	740.868	4,678.103	601.955	0.81	4.05		6,242.989	249.720	1,536.652	3,425.000	1,031.617	-86.401
REM.	0.000	0.000	0.000	0.000	0.000	0.81	4.05		0.000	0.000	0.000	0.000	0.000	-86.401
TOTAL	5,757.666	1,401.915	740.868	4,678.103	601.955	0.81	4.05		6,242.989	249.720	1,536.652	3,425.000	1,031.617	-86.401

CUM.	0	0
ULT.	5,757.666	1,401.915

BTAX RATE OF RETURN (PCT)	8.9%	PROJECT LIFE (YEARS)	9
BTAX PAYOUT (YEARS)	6.22	DISCOUNT RATE (PCT)	10
BTAX PAYOUT (DISC, YEARS)	20.00	DRILLED:	
BTAX NET INCOME/INVEST	1.30	GROSS OIL WELLS	0
BTAX NET INCOME/INVEST (DISC)	0.97	GROSS GAS WELLS	25
		GROSS WELLS	25
		TOTAL:	
		GROSS OIL WELLS	0
		GROSS GAS WELLS	30
		GROSS WELLS	30

NET NGL REVENUES (M$)	3,807.224
NET GAS REVENUES (M$)	2,435.765
TOTAL REVENUES (M$)	6,242.989

-------PRESENT WORTH PROFILE-------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0%	1,031.617	30%	-894.662
2%	736.840	35%	-970.515
4%	483.410	40%	-1,021.802
8%	76.574	45%	-1,055.113
10%	-86.401	50%	-1,075.179
12%	-227.514	60%	-1,088.422
15%	-404.780	70%	-1,079.563
18%	-548.097	80%	-1,058.625
20%	-628.100	90%	-1,031.330
25%	-784.954	100%	-1,001.009

Table 3 Summary Cash Flow Forecast, Proved Undeveloped Reserves, Forecast Prices

GARCIA FIELD DEVELOPMENT PROJECT
LAS ANIMAS COUNTY, COLORADO
TO THE INTERESTS OF NATURAL RESOURCES GROUP
PROVED UNDEVELOPED

DATE: 03/24/14
TIME: 16:19:36
FILE: WORK

RESERVES AND ECONOMICS
AS OF October 31, 2013

-END- MO-YR	--GROSS PRODUCTION-- NGLs, Mgals	GAS, MMCF	GROSS SALES GAS, MMCF	--NET SALES-- NGLs, Mgals	GAS, MMCF	WELLHEAD --PRICES-- NGL $/gal	GAS $/M	AVG. WELL COUNT	------OPERATIONS, M$------ NET OPER REVENUES	SEV+ADV TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.00 PCT CUM. DISC BTAX, M$
10-14	169.690	41.317	0.000	137.873	0.000	0.85	4.18	4.0	116.691	4.668	146.588	850.000	-884.565	-836.741
10-15	662.299	161.261	99.223	538.118	80.619	0.90	4.32	7.5	830.968	33.239	155.252	2,652.635	-2,010.157	-2,551.923
10-16	871.272	212.143	113.497	707.909	92.216	0.92	4.39	26.2	1,059.002	42.360	181.899	0.000	834.743	-1,904.422
10-17	860.708	209.571	112.121	699.326	91.098	0.95	4.51	30.0	1,076.989	43.080	190.472	0.000	843.437	-1,309.654
10-18	826.928	201.346	107.720	671.879	87.523	0.98	4.75	30.0	1,074.234	42.969	194.281	0.000	836.984	-773.093
10-19	760.395	185.146	99.053	617.821	80.481	1.03	5.13	30.0	1,048.579	41.943	198.167	0.000	808.469	-301.928
10-20	671.756	163.564	87.507	545.802	71.099	1.09	5.46	30.0	983.900	39.356	202.136	0.000	742.408	91.404
10-21	630.370	153.487	82.115	512.176	66.719	1.16	5.82	30.0	983.071	39.323	206.184	0.000	737.564	446.645
10-22	304.245	74.080	39.633	247.199	32.202	1.23	6.19	30.0	503.490	20.140	210.308	0.000	273.042	566.198
10-23	0.000	0.000	0.000	0.000	0.000	1.30	6.56	30.0	0.000	0.000	0.000	0.000	0.000	566.198
10-24	0.000	0.000	0.000	0.000	0.000	1.37	6.94	30.0	0.000	0.000	0.000	0.000	0.000	566.198
10-25	0.000	0.000	0.000	0.000	0.000	1.45	7.32	30.0	0.000	0.000	0.000	0.000	0.000	566.198
10-26	0.000	0.000	0.000	0.000	0.000	1.51	7.67	30.0	0.000	0.000	0.000	0.000	0.000	566.198
10-27	0.000	0.000	0.000	0.000	0.000	1.51	7.67	30.0	0.000	0.000	0.000	0.000	0.000	566.198
10-28	0.000	0.000	0.000	0.000	0.000	1.51	7.67	30.0	0.000	0.000	0.000	0.000	0.000	566.198
10-29	0.000	0.000	0.000	0.000	0.000	1.51	7.67	30.0	0.000	0.000	0.000	0.000	0.000	566.198
10-30	0.000	0.000	0.000	0.000	0.000	1.51	7.67	30.0	0.000	0.000	0.000	0.000	0.000	566.198
10-31	0.000	0.000	0.000	0.000	0.000	1.51	7.67	30.0	0.000	0.000	0.000	0.000	0.000	566.198
10-32	0.000	0.000	0.000	0.000	0.000	1.51	7.67	30.0	0.000	0.000	0.000	0.000	0.000	566.198
10-33	0.000	0.000	0.000	0.000	0.000	1.51	7.67	30.0	0.000	0.000	0.000	0.000	0.000	566.198
S TOT	5,757.666	1,401.915	740.868	4,678.103	601.955	1.01	4.93		7,676.923	307.077	1,685.287	3,502.635	2,181.924	566.198
REM.	0.000	0.000	0.000	0.000	0.000	1.51	7.67		0.000	0.000	0.000	0.000	0.000	566.198
TOTAL	5,757.666	1,401.915	740.868	4,678.103	601.955	1.01	4.93		7,676.923	307.077	1,685.287	3,502.635	2,181.924	566.198

CUM.	0	0
ULT.	5,757.666	1,401.915

NET NGL REVENUES (M$)	4,708.715
NET GAS REVENUES (M$)	2,968.209
TOTAL REVENUES (M$)	7,676.923

BTAX RATE OF RETURN (PCT)	16.4%
BTAX PAYOUT (YEARS)	5.47
BTAX PAYOUT (DISC, YEARS)	6.77
BTAX NET INCOME/INVEST	1.62
BTAX NET INCOME/INVEST (DISC)	1.16

PROJECT LIFE (YEARS)	9
DISCOUNT RATE (PCT)	10
DRILLED:	
GROSS OIL WELLS	0
GROSS GAS WELLS	25
GROSS WELLS	25
TOTAL:	
GROSS OIL WELLS	0
GROSS GAS WELLS	30
GROSS WELLS	30

--------PRESENT WORTH PROFILE--------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0%	2,181.924	30%	-635.455
2%	1,756.954	35%	-757.489
4%	1,391.254	40%	-844.729
8%	802.795	45%	-906.392
10%	566.198	50%	-949.085
12%	360.674	60%	-995.462
15%	101.196	70%	-1,009.000
18%	-110.203	80%	-1,003.717
20%	-229.159	90%	-987.686
25%	-465.588	100%	-965.674

Table 4 Summary Cash Flow Forecast, Proved plus Probable Reserves, Flat Prices

GARCIA FIELD DEVELOPMENT PROJECT
LAS ANIMAS COUNTY, COLORADO
TO THE INTERESTS OF NATURAL RESOURCES GROUP
PROVED UNDEVELOPED + PROBABLE

DATE: 03/24/14
TIME: 16:19:36
FILE: WORK

RESERVES AND ECONOMICS
AS OF October 31, 2013

-END-	--GROSS PRODUCTION--		GROSS SALES	--NET SALES--		WELLHEAD --PRICES--			--OPERATIONS, M$--					10.00 PCT
MO-YR	NGLs, Mgals	GAS, MMCF	GAS, MMCF	NGLs, Mgals	GAS, MMCF	NGL $/gal	GAS $/M	AVG. WELL COUNT	NET OPER REVENUES	SEV+ADV TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	CUM. DISC BTAX, M$
10-14	169.690	41.317	0.000	137.873	0.000	0.81	4.05	4.0	112.207	4.488	146.588	850.000	-888.870	-840.813
10-15	662.299	161.261	99.223	538.118	80.619	0.81	4.05	7.5	764.159	30.566	150.708	2,660.000	-2,077.116	-2,613.128
10-16	1,282.723	312.326	167.094	1,042.213	135.764	0.81	4.05	26.9	1,397.553	55.902	173.958	0.000	1,167.693	-1,707.362
10-17	1,269.556	309.120	165.379	1,031.514	134.371	0.81	4.05	31.0	1,383.207	55.328	178.908	0.000	1,148.971	-897.140
10-18	1,220.483	297.171	158.987	991.642	129.177	0.81	4.05	31.0	1,329.741	53.190	178.908	0.000	1,097.643	-193.479
10-19	1,159.668	282.364	151.065	942.230	122.740	0.81	4.05	31.0	1,263.482	50.539	178.908	0.000	1,034.035	409.142
10-20	1,101.674	268.243	143.510	895.110	116.602	0.81	4.05	31.0	1,200.296	48.012	178.908	0.000	973.377	924.843
10-21	1,046.392	254.782	136.309	850.193	110.751	0.81	4.05	31.0	1,140.065	45.603	178.908	0.000	915.554	1,365.812
10-22	994.072	242.043	129.493	807.684	105.213	0.81	4.05	31.0	1,083.061	43.322	178.908	0.000	860.831	1,742.732
10-23	944.368	229.941	123.019	767.299	99.953	0.81	4.05	31.0	1,028.908	41.156	178.908	0.000	808.844	2,064.693
10-24	848.557	206.612	110.538	689.453	89.812	0.81	4.05	31.0	924.520	36.981	178.908	0.000	708.631	2,321.122
10-25	319.992	77.914	41.684	259.994	33.868	0.81	4.05	31.0	348.638	13.946	178.908	0.000	155.784	2,372.370
10-26	0.000	0.000	0.000	0.000	0.000	0.81	4.05	31.0	0.000	0.000	0.000	0.000	0.000	2,372.370
10-27	0.000	0.000	0.000	0.000	0.000	0.81	4.05	31.0	0.000	0.000	0.000	0.000	0.000	2,372.370
10-28	0.000	0.000	0.000	0.000	0.000	0.81	4.05	31.0	0.000	0.000	0.000	0.000	0.000	2,372.370
10-29	0.000	0.000	0.000	0.000	0.000	0.81	4.05	31.0	0.000	0.000	0.000	0.000	0.000	2,372.370
10-30	0.000	0.000	0.000	0.000	0.000	0.81	4.05	31.0	0.000	0.000	0.000	0.000	0.000	2,372.370
10-31	0.000	0.000	0.000	0.000	0.000	0.81	4.05	31.0	0.000	0.000	0.000	0.000	0.000	2,372.370
10-32	0.000	0.000	0.000	0.000	0.000	0.81	4.05	31.0	0.000	0.000	0.000	0.000	0.000	2,372.370
10-33	0.000	0.000	0.000	0.000	0.000	0.81	4.05	31.0	0.000	0.000	0.000	0.000	0.000	2,372.370
S TOT	11,019.476	2,683.096	1,426.300	8,953.324	1,158.869	0.81	4.05		11,975.837	479.033	2,081.426	3,510.000	5,905.377	2,372.370
REM.	0.000	0.000	0.000	0.000	0.000	0.81	4.05		0.000	0.000	0.000	0.000	0.000	2,372.370
TOTAL	11,019.476	2,683.096	1,426.300	8,953.324	1,158.869	0.81	4.05		11,975.837	479.033	2,081.426	3,510.000	5,905.377	2,372.370

CUM.	0	0
ULT.	11,019.476	2,683.096

NET NGL REVENUES (M$)	7,286.567
NET GAS REVENUES (M$)	4,689.270
TOTAL REVENUES (M$)	11,975.837

BTAX RATE OF RETURN (PCT)	29.5%	PROJECT LIFE (YEARS)	12
BTAX PAYOUT (YEARS)	4.59	DISCOUNT RATE (PCT)	10
BTAX PAYOUT (DISC, YEARS)	5.32	DRILLED:	
BTAX NET INCOME/INVEST	2.68	GROSS OIL WELLS	0
BTAX NET INCOME/INVEST (DISC)	1.68	GROSS GAS WELLS	26
		GROSS WELLS	26
		TOTAL:	
		GROSS OIL WELLS	0
		GROSS GAS WELLS	31
		GROSS WELLS	31

--PRESENT WORTH PROFILE--

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0%	5,905.377	30%	-33.390
2%	4,942.943	35%	-274.115
4%	4,133.244	40%	-450.061
8%	2,867.767	45%	-579.386
10%	2,372.370	50%	-674.653
12%	1,948.357	60%	-795.892
15%	1,421.350	70%	-858.819
18%	998.578	80%	-887.679
20%	763.054	90%	-896.154
25%	298.888	100%	-892.277

Table 5 Summary Cash Flow Forecast, Proved plus Probable Reserves, Forecast Prices

GARCIA FIELD DEVELOPMENT PROJECT
LAS ANIMAS COUNTY, COLORADO
TO THE INTERESTS OF NATURAL RESOURCES GROUP
PROVED UNDEVELOPED + PROBABLE

DATE: 03/24/14
TIME: 16:19:36
FILE: WORK

RESERVES AND ECONOMICS
AS OF October 31, 2013

						WELLHEAD --PRICES--			---OPERATIONS, M$---					10.00 PCT
-END-	---GROSS PRODUCTION---		GROSS SALES	---NET SALES---		NGL	GAS	AVG. WELL	NET OPER	SEV+ADV	NET OPER	CAPITAL	CASH FLOW	CUM. DISC
MO-YR	NGLs, Mgals	GAS, MMCF	GAS, MMCF	NGLs, Mgals	GAS, MMCF	$/gal	$/M	COUNT	REVENUES	TAXES	EXPENSES	COSTS, M$	BTAX, M$	BTAX, M$
10-14	169.690	41.317	0.000	137.873	0.000	0.85	4.18	4.0	116.691	4.668	146.588	850.000	-884.565	-836.741
10-15	662.299	161.261	99.223	538.118	80.619	0.90	4.32	7.5	830.968	33.239	155.252	2,740.198	-2,097.720	-2,626.637
10-16	1,282.723	312.326	167.094	1,042.213	135.764	0.92	4.39	26.9	1,559.107	62.364	182.792	0.000	1,313.951	-1,607.420
10-17	1,269.556	309.120	165.379	1,031.514	134.371	0.95	4.51	31.0	1,588.572	63.543	191.758	0.000	1,333.271	-667.235
10-18	1,220.483	297.171	158.987	991.642	129.177	0.98	4.75	31.0	1,585.487	63.419	195.593	0.000	1,326.475	183.122
10-19	1,159.668	282.364	151.065	942.230	122.740	1.03	5.13	31.0	1,599.174	63.967	199.505	0.000	1,335.702	961.551
10-20	1,101.674	268.243	143.510	895.110	116.602	1.09	5.46	31.0	1,613.587	64.543	203.501	0.000	1,345.542	1,674.428
10-21	1,046.392	254.782	136.309	850.193	110.751	1.16	5.82	31.0	1,631.861	65.274	207.576	0.000	1,359.010	2,328.983
10-22	994.072	242.043	129.493	807.684	105.213	1.23	6.19	31.0	1,645.070	65.803	211.728	0.000	1,367.539	2,927.769
10-23	944.368	229.941	123.019	767.299	99.953	1.30	6.56	31.0	1,654.241	66.170	215.963	0.000	1,372.108	3,473.938
10-24	848.557	206.612	110.538	689.453	89.812	1.37	6.94	31.0	1,570.567	62.823	220.288	0.000	1,287.456	3,939.823
10-25	319.992	77.914	41.684	259.994	33.868	1.45	7.32	31.0	624.408	24.976	224.700	0.000	374.732	4,063.098
10-26	0.000	0.000	0.000	0.000	0.000	1.51	7.67	31.0	0.000	0.000	0.000	0.000	0.000	4,063.098
10-27	0.000	0.000	0.000	0.000	0.000	1.51	7.67	31.0	0.000	0.000	0.000	0.000	0.000	4,063.098
10-28	0.000	0.000	0.000	0.000	0.000	1.51	7.67	31.0	0.000	0.000	0.000	0.000	0.000	4,063.098
10-29	0.000	0.000	0.000	0.000	0.000	1.51	7.67	31.0	0.000	0.000	0.000	0.000	0.000	4,063.098
10-30	0.000	0.000	0.000	0.000	0.000	1.51	7.67	31.0	0.000	0.000	0.000	0.000	0.000	4,063.098
10-31	0.000	0.000	0.000	0.000	0.000	1.51	7.67	31.0	0.000	0.000	0.000	0.000	0.000	4,063.098
10-32	0.000	0.000	0.000	0.000	0.000	1.51	7.67	31.0	0.000	0.000	0.000	0.000	0.000	4,063.098
10-33	0.000	0.000	0.000	0.000	0.000	1.51	7.67	31.0	0.000	0.000	0.000	0.000	0.000	4,063.098
S TOT	11,019.476	2,683.096	1,426.300	8,953.324	1,158.869	1.10	5.46		16,019.733	640.789	2,355.244	3,590.198	9,433.502	4,063.098
REM.	0.000	0.000	0.000	0.000	0.000	1.51	7.67		0.000	0.000	0.000	0.000	0.000	4,063.098
TOTAL	11,019.476	2,683.096	1,426.300	8,953.324	1,158.869	1.13	5.62		16,019.733	640.789	2,355.244	3,590.198	9,433.502	4,063.098
CUM.	0	0												
ULT.	11,019.476	2,683.096												

NET NGL REVENUES (M$)	10,154.220
NET GAS REVENUES (M$)	6,507.368
TOTAL REVENUES (M$)	16,661.588

BTAX RATE OF RETURN (PCT)	37.9%
BTAX PAYOUT (YEARS)	4.25
BTAX PAYOUT (DISC, YEARS)	4.78
BTAX NET INCOME/INVEST	3.63
BTAX NET INCOME/INVEST (DISC)	2.13

PROJECT LIFE (YEARS)	12
DISCOUNT RATE (PCT)	10
DRILLED:	
GROSS OIL WELLS	0
GROSS GAS WELLS	26
GROSS WELLS	26
TOTAL:	
GROSS OIL WELLS	0
GROSS GAS WELLS	31
GROSS WELLS	31

---PRESENT WORTH PROFILE---

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0%	9,433.502	30%	502.093
2%	7,957.222	35%	149.204
4%	6,722.318	40%	-109.742
8%	4,807.201	45%	-301.641
10%	4,063.098	50%	-444.892
12%	3,429.005	60%	-633.033
15%	2,644.725	70%	-738.741
18%	2,018.787	80%	-796.248
20%	1,671.340	90%	-824.664
25%	989.058	100%	-835.127

Table 6 Summary Cash Flow Forecast, Proved plus Probable plus Possible Reserves, Flat Prices

GARCIA FIELD DEVELOPMENT PROJECT
LAS ANIMAS COUNTY, COLORADO
TO THE INTERESTS OF NATURAL RESOURCES GROUP
PROVED UNDEVELOPED + PROBABLE + POSSIBLE

DATE: 03/24/14
TIME: 16:19:36
FILE: WORK

RESERVES AND ECONOMICS
AS OF October 31, 2013
WELLHEAD

-END- MO-YR	--GROSS PRODUCTION-- NGLs, Mgals	GAS, MMCF	GROSS SALES GAS, MMCF	---NET SALES--- NGLs, Mgals	GAS, MMCF	--PRICES-- NGL $/gal	GAS $/M	AVG. WELL COUNT	-------OPERATIONS, M$------- NET OPER REVENUES	SEV+ADV TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.00 PCT CUM. DISC BTAX, M$
10-14	169.690	41.317	0.000	137.873	0.000	0.81	4.05	4.0	112.207	4.488	146.588	850.000	-888.870	-840.813
10-15	662.299	161.261	99.223	538.118	80.619	0.81	4.05	7.5	764.159	30.566	150.708	3,255.000	-2,672.116	-3,120.817
10-16	1,727.830	420.704	225.076	1,403.862	182.875	0.81	4.05	31.5	1,882.505	75.300	179.508	0.000	1,627.697	-1,858.230
10-17	1,713.879	417.307	223.259	1,392.527	181.398	0.81	4.05	38.0	1,867.306	74.692	187.308	0.000	1,605.306	-726.214
10-18	1,651.482	402.114	215.131	1,341.829	174.794	0.81	4.05	38.0	1,799.323	71.973	187.308	0.000	1,540.042	261.053
10-19	1,569.119	382.060	204.402	1,274.909	166.077	0.81	4.05	38.0	1,709.587	68.383	187.308	0.000	1,453.896	1,108.364
10-20	1,490.653	362.954	194.180	1,211.155	157.772	0.81	4.05	38.0	1,624.096	64.964	187.308	0.000	1,371.824	1,835.165
10-21	1,415.921	344.758	184.446	1,150.436	149.862	0.81	4.05	38.0	1,542.675	61.707	187.308	0.000	1,293.660	2,458.246
10-22	1,345.125	327.520	175.223	1,092.914	142.369	0.81	4.05	38.0	1,465.541	58.622	187.308	0.000	1,219.611	2,992.260
10-23	1,277.869	311.144	166.462	1,038.268	135.250	0.81	4.05	38.0	1,392.264	55.691	187.308	0.000	1,149.265	3,449.726
10-24	1,214.138	295.626	158.160	986.487	128.505	0.81	4.05	38.0	1,322.827	52.913	187.308	0.000	1,082.606	3,841.483
10-25	1,153.269	280.806	150.231	937.031	122.063	0.81	4.05	38.0	1,256.509	50.260	187.308	0.000	1,018.941	4,176.682
10-26	1,095.605	266.765	142.719	890.179	115.960	0.81	4.05	38.0	1,193.684	47.747	187.308	0.000	958.629	4,463.371
10-27	1,019.628	248.266	132.822	828.447	107.918	0.81	4.05	38.0	1,110.905	44.436	187.308	0.000	879.161	4,702.392
10-28	488.420	118.924	63.624	396.841	51.695	0.81	4.05	38.0	532.143	21.286	187.308	0.000	323.549	4,782.360
10-29	0.000	0.000	0.000	0.000	0.000	0.81	4.05	38.0	0.000	0.000	0.000	0.000	0.000	4,782.360
10-30	0.000	0.000	0.000	0.000	0.000	0.81	4.05	38.0	0.000	0.000	0.000	0.000	0.000	4,782.360
10-31	0.000	0.000	0.000	0.000	0.000	0.81	4.05	38.0	0.000	0.000	0.000	0.000	0.000	4,782.360
10-32	0.000	0.000	0.000	0.000	0.000	0.81	4.05	38.0	0.000	0.000	0.000	0.000	0.000	4,782.360
10-33	0.000	0.000	0.000	0.000	0.000	0.81	4.05	38.0	0.000	0.000	0.000	0.000	0.000	4,782.360
S TOT	17,994.926	4,381.526	2,334.960	14,620.878	1,897.155	0.81	4.05		19,575.731	783.029	2,724.500	4,105.000	11,963.201	4,782.360
REM.	0.000	0.000	0.000	0.000	0.000	0.81	4.05		0.000	0.000	0.000	0.000	0.000	4,782.360
TOTAL	17,994.926	4,381.526	2,334.960	14,620.878	1,897.155	0.84	4.16		19,575.731	783.029	2,724.500	4,105.000	11,963.201	4,782.360

	NGLs	GAS
CUM.	0	0
ULT.	17,994.926	4,381.526

NET NGL REVENUES (M$)	12,232.460
NET GAS REVENUES (M$)	7,892.632
TOTAL REVENUES (M$)	20,125.093

BTAX RATE OF RETURN (PCT)	37.2%	PROJECT LIFE (YEARS)	15
BTAX PAYOUT (YEARS)	4.21	DISCOUNT RATE (PCT)	10
BTAX PAYOUT (DISC, YEARS)	4.74	DRILLED:	
BTAX NET INCOME/INVEST	3.91	GROSS OIL WELLS	0
BTAX NET INCOME/INVEST (DISC)	2.17	GROSS GAS WELLS	33
		GROSS WELLS	33
		TOTAL:	
		GROSS OIL WELLS	0
		GROSS GAS WELLS	38
		GROSS WELLS	38

--------PRESENT WORTH PROFILE--------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0%	11,963.201	30%	523.256
2%	9,910.637	35%	127.728
4%	8,237.407	40%	-159.088
8%	5,727.588	45%	-369.666
10%	4,782.360	50%	-525.656
12%	3,990.983	60%	-728.568
15%	3,030.965	70%	-840.952
18%	2,280.383	80%	-900.788
20%	1,869.979	90%	-929.042
25%	1,077.528	100%	-937.871

Table 7 Summary Cash Flow Forecast, Proved plus Probable plus Possible Reserves, Forecast Prices

GARCIA FIELD DEVELOPMENT PROJECT — DATE: 03/24/14
LAS ANIMAS COUNTY, COLORADO — TIME: 16:19:36
TO THE INTERESTS OF NATURAL RESOURCES GROUP — FILE: WORK
PROVED UNDEVELOPED + PROBABLE + POSSIBLE

RESERVES AND ECONOMICS
AS OF October 31, 2013
WELLHEAD

-END- MO-YR	GROSS PRODUCTION NGLs, Mgals	GROSS PRODUCTION GAS, MMCF	GROSS SALES GAS, MMCF	NET SALES NGLs, Mgals	NET SALES GAS, MMCF	PRICES NGL $/gal	PRICES GAS $/M	AVG. WELL COUNT	OPERATIONS, M$ NET OPER REVENUES	OPERATIONS, M$ SEV+ADV TAXES	OPERATIONS, M$ NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.00 PCT CUM. DISC BTAX, M$
10-14	169.690	41.317	0.000	137.873	0.000	0.85	4.18	4.0	116.691	4.668	146.588	850.000	-884.565	-836.741
10-15	662.299	161.261	99.223	538.118	80.619	0.90	4.32	7.5	830.968	33.239	155.252	3,353.137	-2,710.659	-3,149.632
10-16	1,727.830	420.704	225.076	1,403.862	182.875	0.92	4.39	31.5	2,100.118	84.005	188.624	0.000	1,827.490	-1,732.068
10-17	1,713.879	417.307	223.259	1,392.527	181.398	0.95	4.51	38.0	2,144.546	85.782	200.762	0.000	1,858.003	-421.857
10-18	1,651.482	402.114	215.131	1,341.829	174.794	0.98	4.75	38.0	2,145.383	85.815	204.777	0.000	1,854.791	767.185
10-19	1,569.119	382.060	204.402	1,274.909	166.077	1.03	5.13	38.0	2,163.804	86.552	208.872	0.000	1,868.380	1,856.052
10-20	1,490.653	362.954	194.180	1,211.155	157.772	1.09	5.46	38.0	2,183.311	87.332	213.056	0.000	1,882.923	2,853.635
10-21	1,415.921	344.758	184.446	1,150.436	149.862	1.16	5.82	38.0	2,208.147	88.326	217.323	0.000	1,902.499	3,769.958
10-22	1,345.125	327.520	175.223	1,092.914	142.369	1.23	6.19	38.0	2,226.021	89.041	221.669	0.000	1,915.311	4,608.589
10-23	1,277.869	311.144	166.462	1,038.268	135.250	1.30	6.56	38.0	2,238.430	89.537	226.102	0.000	1,922.790	5,373.958
10-24	1,214.138	295.626	158.160	986.487	128.505	1.37	6.94	38.0	2,247.208	89.888	230.631	0.000	1,926.689	6,071.158
10-25	1,153.269	280.806	150.231	937.031	122.063	1.45	7.32	38.0	2,250.399	90.016	235.250	0.000	1,925.134	6,704.465
10-26	1,095.605	266.765	142.719	890.179	115.960	1.51	7.67	38.0	2,237.549	89.502	239.955	0.000	1,908.093	7,275.103
10-27	1,019.628	248.266	132.822	828.447	107.918	1.51	7.67	38.0	2,082.380	83.295	239.955	0.000	1,759.131	7,753.365
10-28	488.420	118.924	63.624	396.841	51.695	1.51	7.67	38.0	997.497	39.900	239.955	0.000	717.643	7,930.736
10-29	0.000	0.000	0.000	0.000	0.000	1.51	7.67	38.0	0.000	0.000	0.000	0.000	0.000	7,930.736
10-30	0.000	0.000	0.000	0.000	0.000	1.51	7.67	38.0	0.000	0.000	0.000	0.000	0.000	7,930.736
10-31	0.000	0.000	0.000	0.000	0.000	1.51	7.67	38.0	0.000	0.000	0.000	0.000	0.000	7,930.736
10-32	0.000	0.000	0.000	0.000	0.000	1.51	7.67	38.0	0.000	0.000	0.000	0.000	0.000	7,930.736
10-33	0.000	0.000	0.000	0.000	0.000	1.51	7.67	38.0	0.000	0.000	0.000	0.000	0.000	7,930.736
S TOT	17,994.926	4,381.526	2,334.960	14,620.878	1,897.155	1.17	5.85		28,172.454	1,126.898	3,168.768	4,203.137	19,673.651	7,930.736
REM.	0.000	0.000	0.000	0.000	0.000	1.51	7.67		0.000	0.000	0.000	0.000	0.000	7,930.736
TOTAL	17,994.926	4,381.526	2,334.960	14,620.878	1,897.155	1.21	6.04		28,172.454	1,126.898	3,168.768	4,203.137	19,673.651	7,930.736
CUM.	0	0												
ULT.	17,994.926	4,381.526												

NET NGL REVENUES (M$)	17,740.356
NET GAS REVENUES (M$)	11,461.871
TOTAL REVENUES (M$)	29,202.227

BTAX RATE OF RETURN (PCT)	45.6%
BTAX PAYOUT (YEARS)	3.95
BTAX PAYOUT (DISC, YEARS)	4.35
BTAX NET INCOME/INVEST	5.68
BTAX NET INCOME/INVEST (DISC)	2.89

PROJECT LIFE (YEARS)	15
DISCOUNT RATE (PCT)	10
DRILLED:	
GROSS OIL WELLS	0
GROSS GAS WELLS	33
GROSS WELLS	33
TOTAL:	
GROSS OIL WELLS	0
GROSS GAS WELLS	38
GROSS WELLS	38

PRESENT WORTH PROFILE

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
0%	19,673.651	30%	1,348.518
2%	16,263.020	35%	761.927
4%	13,510.785	40%	339.063
8%	9,441.110	45%	29.187
10%	7,930.736	50%	-200.911
12%	6,677.530	60%	-503.992
15%	5,173.165	70%	-678.386
18%	4,010.921	80%	-778.807
20%	3,381.268	90%	-834.852
25%	2,178.565	100%	-863.422